UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8—K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

June 14, 2006

OWENS—ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	33—13061	34—1559348
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Seagate, Toledo Ohio	43666
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(419) 247—5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8—K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a—12 under the Exchange Act (17 CFR 240.14a—12)

☐            Pre—commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐            Pre—commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e—4(c))

Item 1.01               Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is incorporated in this Item 1.01 by reference.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 14, 2006, Owens-Illinois Group, Inc. (the “Registrant”) and certain of its direct and indirect subsidiaries entered into a Credit Agreement with Deutsche Bank AG, New York Branch, as Administrative Agent, Owens-Illinois General, Inc., as Borrower’s Agent and the other Agents, Arrangers and Lenders named therein (the “Credit Agreement”). The Credit Agreement provides for up to approximately $1.70 billion of borrowings pursuant to terms loans and a revolving credit facility. The revolving credit facility matures in June 2012 and the terms loans mature in June 2012 and June 2013.  Borrowings under the Credit Agreement are secured by certain collateral of the Registrant and its subsidiaries.

The description in this Current Report of the Credit Agreement is not intended to be a complete description of the Credit Agreement and related documents. The description is qualified in its entirety by the full text of the documents which are attached as exhibits to and incorporated by reference in this Current Report.

Item 9.01                                             Financial Statements and Exhibits.

            (c)                                              Exhibits.

No.	Description
4.1

Credit Agreement, dated as of June 14, 2006, by and among the Borrowers named therein, Owens-Illinois General, Inc., as Borrower’s agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein.

4.2

Second Amended and Restated Intercreditor Agreement, dated as of June 14, 2006, by and among Deutsche Bank AG, New York Branch, as Administrative Agent for the lenders party to the Credit Agreement (as defined therein) and Deutsche Bank Trust Company Americas, as Collateral Agent (as defined therein) and any other parties thereto.

4.3

Second Amended and Restated Pledge Agreement, dated as of June 14, 2006, between Owens-Illinois Group, Inc., Owens-Brockway Packaging, Inc., and Deutsche Bank Trust Company Americas, as Collateral Agent (as defined therein) and any other parties thereto.

4.4

Second Amended and Restated Security Agreement, dated as of June 14, 2006, between Owens-Illinois Group, Inc., each of the direct and indirect subsidiaries of Owens-Illinois Group, Inc. signatory thereto, and Deutsche Bank Trust Company Americas, as Collateral Agent (as defined therein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2006	OWENS-ILLINOIS GROUP, INC.
(registrant)

	By:	/s/ Edward C. White
Name: Edward C. White
Its: President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

4.1

Credit Agreement, dated as of June 14, 2006, by and among the Borrowers named therein, Owens-Illinois General, Inc., as Borrower’s agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein.

4.2

Second Amended and Restated Intercreditor Agreement, dated as of June 14, 2006, by and among Deutsche Bank AG, New York Branch, as Administrative Agent for the lenders party to the Credit Agreement (as defined therein) and Deutsche Bank Trust Company Americas, as Collateral Agent (as defined therein) and any other parties thereto.

4.3

Second Amended and Restated Pledge Agreement, dated as of June 14, 2006, between Owens-Illinois Group, Inc., Owens-Brockway Packaging, Inc., and Deutsche Bank Trust Company Americas, as Collateral Agent (as defined therein) and any other parties thereto.

4.4

Second Amended and Restated Security Agreement, dated as of June 14, 2006, between Owens-Illinois Group, Inc., each of the direct and indirect subsidiaries of Owens-Illinois Group, Inc. signatory thereto, and Deutsche Bank Trust Company Americas, as Collateral Agent (as defined therein).